UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  August 11, 2020

Commission File Number:  021-214723

AzurRx BioPharma, Inc.
(Exact name of registrant as specified in its charter.)

Delaware
(State or other jurisdiction of incorporation or organization)
46-4993860
(IRS Employer Identification No.)

760 Parkside Ave., Suite 304, Brooklyn, New York 11226
(Address of principal executive offices)

646-699-7855
(Registrant's Telephone number)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2)
Emerging growth company [ x ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Securities registered pursuant to Section 12(b) of the Act:

Title of each class
Common Stock, par value $0.0001 per share
Trading Symbol(s)
AZRX
Name of exchange on which registered
Nasdaq Capital Market

Item 7.01. Regulation FD Disclosure.

On August 11, 2020, AzurRx BioPharma, Inc. (the “Company”) issued a press release announcing positive interim data from the first patient cohort in its Phase 2 clinical trial of MS1819 in combination with PERT therapy for the treatment of severe exocrine pancreatic insufficiency in patients with cystic fibrosis (the “Phase 2 Trial”). A copy of the press release is attached hereto as Exhibit 99.1.

The Company’s management also hosted a conference call on August 11, 2020 to discuss the interim data results of the Phase 2 Trial. A copy of the presentation utilized during the conference call is attached hereto as Exhibit 99.2.

The information in this Item 7.01 of this Current Report on Form 8-K, including the information set forth in Exhibits 99.1 and 99.2, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall Exhibits 99.1 or 99.2 filed herewith be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

In addition, statements in this Current Report on Form 8-K and the exhibit(s) attached hereto about Company’s future expectations, plans and prospects, as well as any other statements regarding matters that are not historical facts, may constitute forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, statements about the Company’s strategy and clinical development plans. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “would” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Actual results, performance or achievements of the company and its clinical trials  may differ materially from those indicated by such forward-looking statements as a result of various important factors, including whether the Company’s cash resources will be sufficient to fund its continuing operations for the periods and/or trials anticipated; whether results obtained in preclinical and nonclinical studies and clinical trials will be indicative of results obtained in future clinical trials; whether preliminary or interim results from a clinical trial such as the interim results presented will be indicative of the final results of the trial; whether Company’s product candidates will advance through the clinical trial process on a timely basis, or at all; whether the results of such trials will warrant submission for approval from the United States Food and Drug Administration or equivalent foreign regulatory agencies; whether Company’s product candidates will receive approval from regulatory agencies on a timely basis or at all; whether, if product candidates obtain approval, they will be successfully distributed and marketed; whether the coronavirus pandemic will have an impact on the timing of our clinical development, clinical supply and our operations; and other factors discussed in the “Risk Factors” section of the Company’s annual report on Form 10-K for the period ended December 31, 2019, and risks described in other filings that the Company may make with the Securities and Exchange Commission. Any forward-looking statements contained in this report and the exhibit(s) attached speak only as of the date hereof, and the Company specifically disclaims any obligation to update any forward-looking statement, whether because of new information, future events or otherwise.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release dated August 11, 2020.
99.2	Corporate Presentation, dated August 11, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 11, 2020	AzurRx BioPharma, Inc. By: /s/ James Sapirstein Name: James Sapirstein Title: President and Chief Executive Officer